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                                                                    Exhibit 10.3

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 -----------------------------------------------

         This Second Amendment to Loan and Security Agreement (the "Second Amendment") is made as of this ____ day of September, 1999 by and between

                  BankBoston Retail Finance Inc. (in such capacity, herein the "AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "LENDERS", who are party to the Agreement (defined below)

                  and

                  Drug Emporium, Inc. (hereinafter, the "BORROWER"), a Delaware corporation with its principal executive offices at 155 Hidden Ravines Drive, Powell, Ohio 43065 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on October 28, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement, as amended by a First Amendment to Loan and Security Agreement dated May 5, 1999 (the "Agreement"); and

         WHEREAS, the Borrower, the Agent, and the Lender desire to amend certain of the provisions of the Agreement;

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrower as follows:

                  1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

                  2. AMENDMENT TO SECTION 5-12. Section 5-12 of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

                           5-12. The Borrower shall maintain a trailing/rolling
                  twelve (12) month Fixed Charge Ratio of not less than 1.15 to 1 (tested monthly). For the purposes of determining the Fixed Charge Ratio for fiscal years 2000 and 2001, there shall be no deduction for Capital Expenditures to the extent that Capital Expenditures do not exceed $18,000,000; inclusive of any amount paid or incurred by the Borrower as a loan, investment, equity infusion, capital expenditure, expense or otherwise in connection with the creation or continued operation of Borrower's commerce business ("E-Commerce",

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                  which term includes DrugEmporium.com Inc. and the business to be carried on by it), including without limitation, any amount invested in, advanced to or paid or incurred by or on behalf of E-Commerce, except to the extent that the aggregate amount of all such amounts paid or incurred by the Borrower in such fiscal years exceeds $15,000,000.00. Borrower shall cause the net proceeds of any sales by E-Commerce of additional equity in E-Commerce not proposed to be used in the business of E-Commerce to be applied to repay outstanding loans from Borrower to E-Commerce. There will be no such exclusion for the purposes of calculating the Fixed Charge Ratio in connection with the Libor Margin Pricing Grid.

                  3. WAIVER OF COMPLIANCE WITH SECTIONS 4-18, 4-19, 4-20 AND 4-23. The Lenders waive compliance by the Borrower with the terms of Sections 4-18, 4-19, 4-20 and 4-23 of the Agreement in connection with the creation of E-Commerce and the investments in and/or loans to be made to E-Commerce up to a maximum aggregate amount of $15,000,00.00. In no event shall the creation of E-Commerce be deemed a Permitted Acquisition under Section 4-18. The Borrower shall not be required to pledge its stock or other investments in E-Commerce. Unless an Event of Default is then occurring the Borrower shall not be required to apply any proceeds of the sale of such stock, which are payable to the Borrower, to the Liabilities.

                  4. TRANSFER OF ASSETS TO DRUGEMPORIUM.COM. On or before September 30, 1999 the Borrower shall furnish to the Agent with a schedule of assets to be transferred to DrugEmporium.com. Any transfer of assets and release of the security interest granted to the Lenders in such assets shall be subject to the prior approval of the Agent. The Agent in considering such consent may seek consent from the requisite number of Lenders. After such approval any transfer of assets shall be free and clear of any lien held by the Agent and the Lenders. Any assets transferred as referenced on the above schedule shall be considered capital expenditures for the purposes of Section 5-12 of the Agreement. For purposes of calculating compliance with the limitations of Section 5-12 the book value of assets transferred shall be used.

                  5. AMENDMENT FEE. The Borrower shall pay to the Agent, for the account of the Lenders, an amendment fee in the amount of one-half percent (.50%) based upon upon the investment of each $1,000,000.00 increment in E-Commerce, to the extent such investment is funded through borrowings under the Agreement.

                  6. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect.
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                  7. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

                  1. This Second Amendment shall have been duly executed and delivered by the respective parties hereto.

                  2. No Suspension Event shall have occurred and be continuing.

                  3. The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

                  The Agent shall promptly notify the Borrowers when such conditions are satisfied.

                  8. MISCELLANEOUS.

                           (a) This Second Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This Second Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                                    (c) Any determination that any provision of
                  this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

                                    (d) The Borrower shall pay on demand all
                  costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

                                    (e) The Borrower warrants and represents
                  that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Second Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Second Amendment.

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         IN WITNESS WHEREOF, the parties have caused this Second Amendment to
Loan and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.

                                         DRUG EMPORIUM, INC.
                                                                    ("Borrower")

                                         By: /s/ Michael P. Leach
                                            ------------------------------------

                                         Name: MICHAEL P. LEACH
                                              ----------------------------------

                                         Title: Chief Financial Officer
                                               ---------------------------------


                                         BANKBOSTON RETAIL FINANCE INC.
                                                                       ("Agent")


                                         By: /s/ James R. Dore
                                            ------------------------------------

                                         Name: James R. Dore
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------


                                  The "LENDERS"

                                         BANKBOSTON RETAIL FINANCE INC.


                                                By /s/ James R. Dore
                                                  ------------------------------

                                           Print Name: James R. Dore
                                                      --------------------------

                                                Title: Vice President
                                                      --------------------------


                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                                By /s/ Michael J. Mckay
                                                  ------------------------------

                                           Print Name: Michael J. Mckay
                                                      --------------------------

                                                Title: Duly Authorized Signatory
                                                      --------------------------

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                                         NATIONAL CITY COMMERCIAL
                                         FINANCE, INC.


                                                  By /s/ Robert D. Dracon, Jr.
                                                    ---------------------------

                                             Print Name: Robert D. Dracon, Jr.
                                                        ------------------------

                                                  Title: Vice President
                                                        ------------------------

                                         AMERICAN NATIONAL BANK AND
                                         TRUST COMPANY OF CHICAGO


                                                  By /s/ M. Martha Gaskin
                                                    ---------------------------

                                             Print Name: M. Martha Gaskin
                                                        ------------------------

                                                  Title: Vice President
                                                        ------------------------

                                         LASALLE BUSINESS CREDIT, INC.


                                                  By /s/ Ellen T. Cook
                                                    ---------------------------

                                             Print Name: Ellen T. Cook
                                                        ------------------------

                                                  Title: Vice President
                                                        ------------------------